American Century Target Maturities Trust

PROSPECTUS SUPPLEMENT

TARGET 2010 FUND * TARGET 2015 FUND

TARGET 2020 FUND * TARGET 2025 FUND

Supplement dated March 1, 2007 * Prospectus dated February 1, 2007

THE FOLLOWING IS ADDED TO THE LISTING UNDER The Fund Management Team ON PAGE 15.

SETH B. PLUNKETT (LEAD PORTFOLIO MANAGER)

Mr. Plunkett, Portfolio Manager, has been a member of the team that manages the funds since September 2000. He joined American Century in 1999, became a portfolio trading associate in September 2000 and a fixed-income trader in
February 2003. He became a portfolio manager in March 2007. He has a bachelor of science in biology from George Mason University.

ADDITIONAL INFORMATION ABOUT THE OTHER ACCOUNTS MANAGED BY MR. PLUNKETT AND HIS
OWNERSHIP OF FUND SECURITIES WILL BE AVAILABLE IN A STATEMENT OF ADDITIONAL
INFORMATION SUPPLEMENT DATED MARCH 15, 2007.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

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